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MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

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
   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF      % OF    % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES      OFFERING   FUNDS    BROKERS         PURCHASED
                                             SHARES      OFFERING       PURCHASED    PURCHASED  TOTAL                       FROM
                                                                         BY FUND     BY FUND   ASSETS
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Credit Suisse,
Southern                                                                                               Goldman Sachs &
Copper Corp                                                                                            Co, Morgan
5.375% Due                                                                                             Stanley, BBVA    Credit
4/16/2020        04/13/10       -            $99.481    $400,000,000.00   480,000.00   0.12%   0.05%   Securities BofA  Suisse
                                                                                                       Merrill Lynch    Securities
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       Credit Suisse,
                                                                                                       Deutsche Bank
                                                                                                       Securities,
Biomed Realty                                                                                          KeyBanc Capital
Lp 6.125% due                                                                                          Markets, Morgan
4/15/2020        04/22/10       -            $98.977    $250,000,000.00   935,000.00   0.37%   0.10%   Stanley,         Wachovia
                                                                                                       Raymond James,   Securities
                                                                                                       RBC Capital
                                                                                                       Markets, RBS,
                                                                                                       UBS Investment
                                                                                                       Bank, US Bancorp
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Goldman, Sachs
                                                                                                       & Co., J.P.
                                                                                                       Morgan, Morgan
                                                                                                       Stanley, BofA
                                                                                                       Merrill Lynch,
                                                                                                       Citi, Barclays
                                                                                                       Capital, BNP
                                                                                                       Paribas, Credit
                                                                                                       Suisse,
                                                                                                       Deutsche Bank
                                                                                                       Securities,
                                                                                                       Mitsubishi UFJ
NBC Universal                                                                                          Securities,
Inc. 5.150%                                                                                            RBS, UBS
due 4/30/2020                                                                                          Investment
                 04/27/10       -            $99.845  $2,000,000,000.00 1,545,000.00   0.07%   0.17%   Bank,            JP Morgan
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       Blaylock Robert
                                                                                                       Van, LLC,
                                                                                                       CastleOak
                                                                                                       Securities,
                                                                                                       L.P., Loop
                                                                                                       Capital
                                                                                                       Markets, LLC,
                                                                                                       Ramirez &Co.,
                                                                                                       Inc., The
                                                                                                       Williams
                                                                                                       Capital Group,
                                                                                                       L.P.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
Missouri                                                                                               Morgan Stanley,
Higher                                                                                                 BMO Capital
Education                                                                                              Markets          BMO Capital
Loan 1.3567%     05/19/10       -           $100.000    $822,500,000.00 1,425,000.00   0.17%   0.15%                    Markets
Due 8/27/2029
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       BofA Merrill
                                                                                                       Lynch, Barclays
                                                                                                       Capital, Citi,
                                                                                                       Goldman, Sachs
                                                                                                       & Co.,
                                                                                                       JPMorgan,
                                                                                                       Morgan Stanley,
                                                                                                       Cabrera Capital
                                                                                                       Markets, Inc.,
                                                                                                       Fidelity
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Jackson
                                                                                                       Securities,
                                                                                                       Jefferies &
                                                                                                       Company, Loop
                                                                                                       Capital Markets
New                                                                                                    LLC, M.R. Beal
York NY                                                                                                & Company,
City             05/19/10       -           $100.000    $250,000,000.00   750,000.00   0.30%   0.08%   Ramirez & Co.,   Merrill
Transition                                                                                             Inc., Rice       Lynch
5.267% Due                                                                                             Financial
5/1/2027                                                                                               Products
                                                                                                       Company,
                                                                                                       Roosevelt and
                                                                                                       Cross
                                                                                                       Incorporated,
                                                                                                       Siebert
                                                                                                       Brandford Shank
                                                                                                       & Co. LLC,
                                                                                                       Wells Fargo
                                                                                                       Bank, National
                                                                                                       Association,
                                                                                                       Morgan Keegan &
                                                                                                       Company, Inc.,
                                                                                                       Oppenheimer &
                                                                                                       Co., Inc.,
                                                                                                       Raymond James &
                                                                                                       Associates,
                                                                                                       Inc., RBC
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Southwest
                                                                                                       Securities,
                                                                                                       Inc., Stifel
                                                                                                       Nicolaus, Stone
                                                                                                       & Youngberg
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Citi, J.P.
                                                                                                       Morgan, BofA
                                                                                                       Merrill Lynch,
                                                                                                       Credit Suisse,
                                                                                                       RBS, Barclays
                                                                                                       Capital, BNP
                                                                                                       Paribas, Credit
                                                                                                       Agricole CIB,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Morgan
                                                                                                       Stanley, RBC
                                                                                                       Capital
Discovery                                                                                              Markets, Scotia
Communications                                                                                         Capital,
LLC 5.050%       05/26/10       -            $99.675  $1,300,000,000.00 1,340,000.00   0.10%   0.15%   SunTrust         JP Morgan
due 6/1/2020                                                                                           Robinson         Securities,
                                                                                                       Humphrey, Wells  Inc.
                                                                                                       Fargo Securities
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Barclays
Altria Group                                                                                           Capital, Credit
Inc. 4.125%                                                                                            Suisse,
due 9/11/2015                                                                                          Deutsche Bank
                 06/08/10       -            $99.574    $800,000,000.00   890,000.00   0.11%   0.10%   Securities,      Barclays
                                                                                                       CastleOak        Capital,
                                                                                                       Securities,      Inc.
                                                                                                       L.P., Citi,
                                                                                                       Goldman Sachs &
                                                                                                       Co., HSBC, JP
                                                                                                       Morgan, Morgan
                                                                                                       Stanley, RBS,
                                                                                                       Santander,
                                                                                                       Scotia Capital,
                                                                                                       The Williams
                                                                                                       Capital Group,
                                                                                                       L.P.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Credit Suisse,
Genzyme Corp.                                                                                          Goldman Sachs &
3.625% due                                                                                             Co., BofA        Credit
6/15/2015        06/14/10       -            $99.684    $500,000,000.00   870,000.00   0.17%   0.16%   Merrill Lynch,   Suisse
                                                                                                       Citi, Morgan     Securities
                                                                                                       Stanley, RBS,
                                                                                                       Wells
                                                                                                       Fargo
                                                                                                       Securities
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       BofA Merrill
Pall corp.                                                                                             Lynch, J.P.
5.000% due       06/15/10       -            $99.465    $375,000,000.00   845,000.00   0.22%   0.16%   Morgan, HSBC     Banc of
6/15/2020                                                                                              Securities       America
                                                                                                       (USA), Wells     Securities
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       Daiwa Capital
                                                                                                       Markets
                                                                                                       America,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities
                                                                                                       (USA), ANZ
                                                                                                       Securities,
                                                                                                       Banca IMI, BNP
                                                                                                       Paribas,
                                                                                                       Commerzbank, ING
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Citi, J.P.
Prudential                                                                                             Morgan, Wells
Financial        06/16/10       -            $99.390    $650,000,000.00  1,035,000.00  0.16%   0.19%   Fargo            JP Morgan
Inc. 5.375%                                                                                            Securities, BNY
due 6/21/2020                                                                                          Mellon Capital
                                                                                                       Markets, LLC,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       Nikko Bank
                                                                                                       (Luxembourg)
                                                                                                       S.A.,
                                                                                                       Cabrera Capital
                                                                                                       Markets, LLC,
                                                                                                       Loop
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Siebert Capital
                                                                                                       Markets
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       HSBC Securities
HSBC Bank                                                                                              (USA) Inc., ANZ
PLC. 3.500%                                                                                            Securities,      HSBC
due 6/28/2015    06/21/10       -            $99.918  $2,000,000,000.00 2,220,000.00   0.11%   0.41%   Inc., Banc IMI   Securities
                                                                                                       S.p.A., Bank of
                                                                                                       Montreal,
                                                                                                       London Branch,
                                                                                                       CIBC World
                                                                                                       Markets Corp.,
                                                                                                       Comerica
                                                                                                       Securities,
                                                                                                       Inc., Credit
                                                                                                       Agricole
                                                                                                       Securities
                                                                                                       (USA) Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities
                                                                                                       International
                                                                                                       plc, National
                                                                                                       Australia Bank
                                                                                                       Limited,
                                                                                                       Natixis
                                                                                                       Bleichroeder
                                                                                                       Inc., RBS
                                                                                                       Securities
                                                                                                       Inc., Scotia
                                                                                                       Capital (USA)
                                                                                                       Inc., U.S.
                                                                                                       Bancorp
                                                                                                       Investments,
                                                                                                       Inc.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Citi, BofA
Digital                                                                                                Merrill Lynch,
Realty Trust                                                                                           Credit Suisse,   Credit
LP 4.500% due    06/30/10       -            $99.697    $375,000,000.00 1,535,000.00   0.41%   0.29%   Morgan Stanley,  Suisse
7/15/2015                                                                                              Deutsche Bank    Securities
                                                                                                       Securities,
                                                                                                       J.P. Morgan, RBS
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Barclays
LaFarge SA                                                                                             Capital, J.P.
5.500% due                                                                                             Morgan,          Barclays
7/9/2015         07/06/10       -            $99.914    $550,000,000.00   765,000.00   0.14%   0.14%   Deutsche Bank    Capital
                                                                                                       Securities,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., RBS, UBS
                                                                                                       Investment Bank
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Barclays
                                                                                                       Capital, Citi,
                                                                                                       J.P. Morgan,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       BofA Merrill
                                                                                                       Lynch, BNP
                                                                                                       Paribas,
                                                                                                       Deutsche Bank
                                                                                                       Securities,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Morgan
                                                                                                       Stanley, RBS,
                                                                                                       BNY Mellon
                                                                                                       Capital
                                                                                                       Markets, LLC,
Time Warner                                                                                            Credit Agricole
Inc. 4.700%                                                                                            CIB, Credit      J.P. Morgan
due 1/15/2021                                                                                          Suisse, Daiwa    Securities,
                 07/07/10       -            $99.762  $1,000,000,000.00   685,000.00   0.07%   0.13%   Capital          Inc.
                                                                                                       Markets,
                                                                                                       Hadnelsbanken
                                                                                                       Capital
                                                                                                       Markets, Lloyds
                                                                                                       TSB Corporate
                                                                                                       Markets,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Ramirez &
                                                                                                       co., Inc.,
                                                                                                       Santander,
                                                                                                       Scotia Capital,
                                                                                                       The Williams
                                                                                                       Capital Group,
                                                                                                       L.P., UBS
                                                                                                       Investment Bank
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
Westpac                                                                                                HSBC, J.P.       HSBC
Banking Corp                                                                                           Morgan, Morgan   Securities
3.00% due        07/26/10       -            $99.540  $2,000,000,000.00 1,000,000.00   0.05%   0.19%   Stanley          (USA)
8/4/2015                                                                                                                Inc.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       BofA Merrill
                                                                                                       Lynch, J.P.
                                                                                                       Morgan,
Expedia Inc.                                                                                           Barclays
5.950% due       08/02/10       -            $99.893    $750,000,000.00   765,000.00   0.10%   0.14%   Capital, BNP     J.P. Morgan
8/15/2020                                                                                              Paribas, RBS,    Securities,
                                                                                                       Daiwa Capital    Inc.
                                                                                                       Markets,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., US
                                                                                                       Bancorp
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       J.P. Morgan,
Omnicom Group                                                                                          BofA Merrill
Inc. 4.450%                                                                                            Lynch, Citi,
due 8/15/2020                                                                                          Deutsche Bank
                 08/02/10       -            $99.654  $1,000,000,000.00   785,000.00   0.08%   0.14%   Securities,      J.P. Morgan
                                                                                                       HSBC, Barclays   Securities,
                                                                                                       Capital, Wells   Inc.
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       BNP Paribas,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Societe
                                                                                                       Generale, UBS
                                                                                                       Investment
                                                                                                       Bank, ANZ
                                                                                                       Securities,
                                                                                                       Banca IMI,
                                                                                                       BBVA
                                                                                                       Securities, RBS
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Deutsche Bank
                                                                                                       Securities,
QEP Resources                                                                                          BofA Merrill
Inc. 6.875%                                                                                            Lynch, BMO
due 3/1/2021                                                                                           Capital          Deutsche
                 08/11/10       -            $99.074    $625,000,000.00   385,000.00   0.06%   0.07%   Markets, J.P.    Bank
                                                                                                       Morgan, Wells    Securities
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey, U.S.
                                                                                                       Bancorp,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       BBVA
                                                                                                       Securities,
                                                                                                       RBS, TD
                                                                                                       Securities,
                                                                                                       Societe
                                                                                                       Generale,
                                                                                                       Goldman, Sachs
                                                                                                       & Co.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       BofA Merrill
Warner                                                                                                 Lynch, J.P.
Chilcott Co.                                                                                           Morgan,
LLC 7.750%      08/12/10        -           $100.000    $750,000,000.00   210,000.00   0.03%   0.04%   Goldman, Sachs   Banc of
due 9/15/2018                                                                                          & co., Citi      America
                                                                                                       Credit Suisse,   Securities
                                                                                                       Deutsche Bank
                                                                                                       Securities,
                                                                                                       Morgan
                                                                                                       Stanley, UBS
                                                                                                       Investment Bank
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       BofA Merrill
                                                                                                       Lynch, Morgan
Ingram Micro                                                                                           Stanley, BNP
Inc. 5.250%                                                                                            Paribas,         Banc of
due 9/1/2017     08/16/10       -            $99.998    $300,000,000.00   815,000.00   0.27%   0.15%   Mizuho           America
                                                                                                       Securities USA   Securities
                                                                                                       Inc., Raymond
                                                                                                       James, RBS,
                                                                                                       Scotia
                                                                                                       Capital, UBS
                                                                                                       Investment Bank
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       Banc of
ING Bank of                                                                                            America
NV 3.000% due    08/17/10       -            $99.732    $750,000,000.00   820,000.00   0.11%   0.15%   Securities       Banc of
9/1/2015                                                                                               LLC, Morgan      America
                                                                                                       Stanley *        Securities
                                                                                                       Co.
                                                                                                       Incorporated,
                                                                                                       ING Bank N.V.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
                                                                                                       J.P. Morgan,
YUM Brands                                                                                             Citi, Goldman,
Inc. 3.875%      08/24/10       -            $99.867    $750,000,000.00   305,000.00   0.09%   0.06%   Sachs & Co.,     J.P. Morgan
due 11/1/2020                                                                                          HSBC, Morgan     Securities,
                                                                                                       Stanley, Wells   Inc.
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       Rabo
                                                                                                       Securities
                                                                                                       USA, Inc.,
                                                                                                       RBS,
                                                                                                       Scotia
                                                                                                       Capital, The
                                                                                                       Williams
                                                                                                       Capital Group,
                                                                                                       L.P.
---------------- ---------- --------------- --------- ----------------- ------------ --------- ------- ---------------- ------------
Societe         9/7/2010    $2,000,000,000   $99.968  $1,000,000,000      815,000     0.082%   0.15%   BofA Merrill     Banc of
Generale                                                                                               Lynch, JPMorgan, America
3.100% due                                                                                             Morgan Stanley,
9/14/2015                                                                                              Societe General
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